SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): APRIL 30, 2003



                        ANTEON INTERNATIONAL CORPORATION
               (Exact Name of Registrant as Specified in Charter)

            Delaware                     001-31258               13-3880755
  (State or Other Jurisdiction        (Commission File          (IRS Employer
        of Incorporation)                 Number)            Identification No.)

        3211 Jermantown Road, Suite 700
               Fairfax, Virginia                                  22030-2801
    (Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code: (703) 246-0200


Item  5.  Other  Events

     On April 30, 2003, Anteon International Corporation, a Delaware corporation (the "Company"), issued a press release announcing the appointment of Charles Ream as Executive Vice President and Chief Financial Officer of the Company to succeed Carlton Crenshaw upon his retirement in early May 2003.

     A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K. The information contained in this press release shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall such press release be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial Statements of Businesses Acquired.

      Not Applicable.

(b) Pro Forma Financial Statements.

      Not Applicable.

(c) Exhibits.

          Description
Exhibit   Press  Release,  dated April 30, 2003  announcing  the  appointment of
  No.     Charles  Ream as Chief  Financial  Officer  of the  Company to succeed
 99.1     Carlton Crenshaw upon his retirement in early May 2003.




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                ANTEON INTERNATIONAL CORPORATION

Date: April 30, 2003                            /s/Curtis L. Schehr
                                                --------------------------------
                                                   Curtis L. Schehr
                                                   Senior Vice President,
                                                   General Counsel and Secretary



                                  Exhibit Index

                Description

Exhibit        Press Release, dated April 30, 2003 announcing the appointment of
  No.          Charles Ream as Chief Financial Officer of the Company to succeed
 99.1          Carlton Crenshaw upon his retirement in early May 2003.